Exhibit 31.2



                    CERTIFICATION PURSUANT TO
          SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002



I, Harve Cathey, certify that:

1.I have reviewed this quarterly report on Form 10-Q of Ennis, Inc.;

2.Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.Based  on  my  knowledge, the financial statements,  and  other financial information included in this quarterly report, fairly present in all material respects the financial
  condition,  results  of  operations  and  cash  flows  of   the
  registrant as of, and for, the periods presented in this quarterly report;

4.The   registrant's   other  certifying  officer   and   I   are
  responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

  a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

  b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation off financial statements for eternal purposes in accordance with generally accepted accounting principles.

  c) Evaluated   the    effectiveness    of   the    registrant's
     disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

  d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.The   registrant's  other  certifying  officer   and   I   have
  disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

  a) All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial data; and

  b) Any   fraud,  whether   or   not  material,  that   involves
     management or other employees who have a significant role in the registrant's internal control over financial reporting.



/s/ Harve Cathey
Harve Cathey
Chief Financial Officer
September 30, 2005